UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22584

Guggenheim Equal Weight Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)
Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2011

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

DECEMBER 31, 2011 (Unaudited)

GUGGENHEIM FUNDS
SEMIANNUAL REPORT

GEQ GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND

WWW.GUGGENHEIMFUNDS.COM/GEQ

. . .YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/geq, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

December 31, 2011

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the abbreviated semiannual fiscal period from the Fund’s inception date of October 27, 2011, through December 31, 2011.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the abbreviated semiannual period from the Fund’s inception date of October 27, 2011, through December 31, 2011, the Fund returned 2.04% on an NAV basis and -11.15% on a market price basis. The primary contributor to the disparity between the Fund’s market price and net asset value performance was the movement of the Fund’s market price relative to its net asset value after the Fund’s initial public offering. Based upon the initial offering price of $20.00 and net asset value of $19.10, the Fund began the period at a 4.71% market price premium to net asset value (“premium”). As of December 31, 2011, the Fund’s market price was trading at an 8.83% discount to net asset value (“discount”). Additionally, the Fund’s net asset value increased from $19.10 to $19.49, while the market price declined from $20.00 to $17.77 over this relatively short period. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Asset Management, LLC (“GPAM”) serves as the Fund’s Options Strategy Sub-Adviser, responsible for the management of the Fund’s options strategy. Security Investors, LLC serves as the Equity Strategy Sub-Adviser, responsible for managing the underlying equity portfolio. Each of the Adviser and the two sub-advisers is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $125 billion in assets under management and supervision.

GPAM seeks to achieve the Fund’s investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index. In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

In connection with the implementation of its strategy, the Fund may use leverage through borrowing from financial institutions, issuance of preferred shares, issuance of debt securities or other forms of debt. As of December 31, 2011, the amount of leverage was approximately 15% of the Fund’s total assets. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 29 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 4.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/geq.

Sincerely,

Kevin M. Robinson
Chief Executive Officer and Chief Legal Officer
Guggenheim Equal Weight Enhanced Equity Income Fund

January 31, 2012

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 3

QUESTIONS & ANSWERS	December 31, 2011

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is responsible for overall management of the Fund. The Fund’s investment subadviser responsible for the management of the Fund’s options strategy (“Options Strategy Sub-Adviser”) is Guggenheim Partners Asset Management, LLC (“GPAM”). The options strategy is managed by a team that includes Farhan Sharaff, Assistant Chief Investment Officer; Jayson Flowers, Managing Director; and Jamal Pesaran, CFA, Portfolio Manager.

Security Investors, LLC (“Security Investors”) serves as the sub-adviser, responsible for managing the underlying equity portfolio (“Equity Strategy Sub-Adviser”). The team at Security Investors includes Ryan Harder, CFA, Portfolio Manager and James R. King, CFA, Portfolio Manager.

Each of the Adviser, the Options Strategy Sub-Adviser and the Equity Strategy Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $125 billion in assets under management.

In the following interview, the investment team discusses the market environment and the Fund’s performance for the abbreviated semiannual fiscal period from the Fund’s inception date of October 27, 2011, through December 31, 2011.

Please describe the Fund’s objective and strategy.

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income.

The Fund seeks to achieve its investment objective primarily through a two-part strategy. Under normal circumstances, the Fund invests substantially all of its managed assets in a portfolio of common stocks included in the S&P 500 Equal Weight™ Index (the “Index”). In addition, the Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility.

The Index has the same constituents as the S&P 500® Index (“S&P 500”), a capitalization-weighted index comprised of 500 common stocks, chosen by Standard & Poor’s Financial Services LLC on a statistical basis, but each company in the Index is assigned an equal weight instead of being assigned a weight based on the relative market capitalizations of such companies. The Fund’s equity portfolio will be rebalanced quarterly so that each stock in the Fund’s portfolio will have the same target weighting as every other stock in the portfolio. While the Fund generally expects to invest in substantially all of the stocks included in the Index, the Fund may also seek to obtain exposure through investments in other investment funds, other securities and/or financial instruments that are intended to correlate with or replicate the characteristics of exposure to stocks included in the Index or the Index generally.

The Fund utilizes a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The Fund’s options strategy follows the Options Strategy Sub-Adviser’s proprietary dynamic rules-based methodology, GPAM’s “Portable Volatility Monetization Strategy”SM. The Options Strategy Sub-Adviser initially expects to implement the Fund’s options strategy by selling (i.e. writing) call options on securities indices, exchange-traded funds (“ETFs”) that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. There can be no assurance that the Fund’s use of call options will be successful.

The Fund anticipates using leverage through borrowing from financial institutions, issuance of preferred shares, issuance of debt securities or other forms of debt. As of December 31, 2011, the amount of leverage was approximately 15% of the Fund’s total assets. Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, then the common shares’ return will be greater than if financial leverage had not been used. Conversely, if the income and gains from the securities purchased with the financial leverage is less than the cost of the financial leverage then the return on the common shares will be less than if financial leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated.

Please tell us about the market environment between the Fund’s inception date and December 31, 2011.

The uncertainty that affected the economy and securities markets, both in the U.S. and around the world, during much of 2011 continued during the last two months of the year. The U.S. equity market peaked around the time of Fund’s inception date, moved down in November, and then was fairly strong in December 2011. The market’s strength in the closing weeks of the year appeared to reflect improving economic momentum in the U.S., indicated by favorable reports on retail sales, housing starts and durable goods orders.

For the period between the Fund’s inception date of October 27, 2011, and December 31, 2011, the S&P 500, which is generally regarded as an indicator of the broad U.S. stock market, returned 1.73% and the Index returned 0.84%. The slight underperformance of the Index versus the S&P 500 reflects the strong

4 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	December 31, 2011

performance of some of the largest stocks in the S&P 500, especially large health care companies, near the end of the year.

How did the Fund perform in its first two months of operation?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the abbreviated semiannual period from the Fund’s inception date of October 27, 2011, through December 31, 2011, the Fund returned 2.04% on an NAV basis and –11.15% on a market price basis. The primary contributor to the disparity between the Fund’s market price and net asset value performance was the movement of the Fund’s market price relative to its net asset value after the Fund’s initial public offering. Based upon the initial offering price of $20.00 and net asset value of $19.10, the Fund began the period at a 4.71% market price premium to net asset value (“premium”). As of December 31, 2011, the Fund’s market price was trading at an 8.83% discount to net asset value (“discount”). Additionally, the Fund’s net asset value increased from $19.10 to $19.49, while the market price declined from $20.00 to $17.77 over this relatively short period. Closed-end funds may trade at a discount to net asset value and we view these disparities as opportunities for long-term investors to purchase additional shares of the Fund at attractive levels relative to the net asset value.

What strategies were important to the Fund’s performance during this period?

In this short period, the Fund performed very well, with an NAV return above the return of the S&P 500 for the period from the Fund’s inception date through December 31, 2011.

Since the Index performed roughly in line with the S&P 500, this strong performance resulted mainly from the success of the Fund’s option overlay, which, like all of the derivatives programs used by the Options Strategy Sub-Adviser, is based on a proprietary dynamic rules-based methodology. This is not a typical covered call strategy, but rather a program of writing call options on securities indices, ETFs and other instruments in such a way as to take advantage of the volatility of the market, selecting for option writing those indices for which investors are paying the greatest risk premiums at any given time. This strategy offers investors the dual advantages of receiving income from option premiums and also dampening the downside risk.

In its first two months of operation, the Fund received approximately $10 million in option premiums, all of which translated to gains despite the volatility during the period, as there was little net change in the level of the underlying market between option dates and the expiration dates of the options written. Over this short period, the Fund not only outperformed the S&P 500 and the Index, it also exhibited lower risk, as measured by standard deviation of returns: the standard deviation of the Fund’s returns over this period was 23%, compared with 26% for the S&P 500. Also the Fund’s beta was 0.9, compared with 1.0 for the S&P 500. (Beta is a measure of the sensitivity of a security or portfolio to the market as a whole.)

Why was the S&P 500 Equal Weight™ Index chosen for the Fund’s portfolio, rather than the more familiar S&P 500 Index?

Because the S&P 500 is weighted by market value, it is extremely top-heavy. The top 50 names represent more than 50% of the weight of the in the S&P 500, and the single top stock has more weight than the bottom 100 stocks combined. This means that performance of the many smaller companies included in the S&P 500 has very little impact on performance of the S&P 500, and it also means that the weighting of any given stock tends to be at its highest just when the stock is peaking. In contrast, the Index provides broader market representation, with less stock-specific risk. The equal weight approach provides meaningful exposure to the mid-cap companies included in the S&P 500, whereas performance the S&P 500 is dominated by the largest stocks.

How did the Fund’s leverage affect performance during this period?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

For some time GPAM has been more optimistic than many investment managers about the U.S. economy. Recent data, including favorable reports on retail sales, housing starts, durable goods orders and growth in gross domestic product, suggest improving economic momentum in the U.S. Continued problems in the banking system, combined with concerns about sovereign debt of several European nations, indicate that a recession in Europe is likely, and world economic growth will most likely be modest in the coming months. While some investment managers believe that economic stress in Europe will negatively impact the U.S. economy, GPAM believes that the effects are largely technical, causing swings in various markets but with little fundamental impact.

With its combination of equity exposure and option writing for current income and mitigation of portfolio volatility, the Fund is well positioned to provide investors attractive levels of income and positive returns with moderate risk in a wide variety of market conditions.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 5

December 31, 2011

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Standard & Poor’s 500 Equal WeightTM Index has the same constituents as the S&P 500, but each company is assigned a fixed equal weight.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Common Stock Risk

Although common stocks have historically generated higher average total returns than debt securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to debt securities. The price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuers occur. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and is therefore inherently more risky than preferred securities or debt instruments of such issuers.

Options Risk

The Fund will implement a call option writing strategy using GPAM’s proprietary options overlay strategy, to generate current income from cash premiums received from selling options on securities indices, ETFs and baskets of securities, which will include securities that are not held by the Fund. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or

6 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

December 31, 2011

more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange- 29 traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities for such options are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Major exchanges on which options and futures are traded have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair-value” any options and futures contracts that it currently owns.

Although the Fund will generally write options each month, the Options Strategy Sub-Adviser may vary the times when it writes the options when the Options Strategy Sub-Adviser believes it is in the best interest of the Fund to do so (including by not writing options in a particular month or months). Varying the timing of when the Fund will write options may not have the intended effect and the Fund may sustain losses.

Income on options on individual stocks will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

Financial Leverage Risk

Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks, including increasing the Fund’s overall portfolio volatility. Under normal market conditions, the Fund seeks overall portfolio volatility that, after giving effect to the Fund’s option writing strategy and use of leverage, approximates that of the broad equity market. There can be no assurance that a leveraging strategy will be utilized or will be successful.

Financial Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Financial Leverage involves risks and special considerations for Common Shareholders, including:

• the likelihood of greater volatility of net asset value and dividend rate of the Common Shares than a comparable portfolio without Financial Leverage;

• the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders;

• the effect of Financial Leverage in a declining market may result in a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged;

• when the Fund uses Financial Leverage, the investment advisory fees payable to the Adviser and Sub- Advisers will be higher than if the Fund did not use Financial Leverage; and

• Financial Leverage may increase operating costs, which may reduce total return.

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December 31, 2011

The Fund will have to pay interest on its Indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment. Certain types of Indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisers from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Advisers for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Advisers, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, the Board of Trustees will receive regular reports from the Adviser and the Sub-Advisers regarding the Fund’s use of Financial Leverage and the effect of Financial Leverage on the management of the Fund’s portfolio and the performance of the Fund.

In addition the Fund may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Fund to make payments, the Fund intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transaction in accordance with applicable interpretations of the staff of the SEC. To the extent the terms of any such transaction obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions, the Fund may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Advisers (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Fund to pursue its investment objective.

Strategic Transactions Risk

The Fund may engage in various Strategic Transactions, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures, for hedging and risk management purposes and to enhance total return. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Fund’s ability to successfully use Strategic Transactions depends on the Sub-Advisers’ ability to predict pertinent market movements, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Synthetic Investment Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure through the use of derivative instruments (including swaps, options, forwards, notional principal contracts or customized derivative or financial instruments) to replicate, modify or replace the economic attributes associated with an investment in securities in which the Fund may invest. The Fund may be exposed to certain additional risks should the Sub-Advisers use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a materially adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the reference securities and material violations of the terms of the contract or the portfolio guidelines as well as other events determined by the counter-party. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Investment Funds Risk

Investments in other investment funds present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest. Investments in investment funds involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in investment funds are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expense and fee layering. Investments in investment funds may expose the Fund to an additional layer of financial leverage. To the extent management fees of investment funds are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk.

The Fund is subject to additional risks, including investment risk, market risk, management risk, risks associated with concentration, inflation/deflation, taxes, portfolio turnover, securities lending and anti-takeover provisions, as well as risks from market developments, market disruption, U.S. credit rating downgrades, legislation and regulation and geopolitical risk. Please see www.guggenheimfunds.com/geq for a more detailed discussion about Fund risks and considerations.

8 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	December 31, 2011

Fund Statistics
Share Price	$17.77
Common Share Net Asset Value	$19.49
Premium/(Discount) to NAV	-8.83%
Net Assets ($000)	$170,682

Total Returns
(Inception 10/27/11)	Market	NAV
Since Inception - Cumulative	-11.15%	2.04%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheimfunds.com/geq. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of
Portfolio Composition	Net Assets
Common Stocks	120.5%
Preferred Stocks	0.0%*
Short-Term Investments	0.9%
Total Investments	121.4%
Total Value of Options Written	-3.6%
Liabilities in excess of Other Assets	-0.2%
Borrowings	-17.6%
Net Assets	100.0%

*	Less than 0.1%

% of Long-Term
Sector Breakdown**	Investments
Consumer, Non-cyclical	20.4%
Financial	15.7%
Consumer, Cyclical	12.7%
Industrial	12.4%
Technology	9.9%
Energy	8.9%
Communications	8.2%
Utilities	6.4%
Basic Materials	5.2%
Diversified	0.2%

**Securities are classified by sectors that represent broad groupings of related industries.

Portfolio composition and sector breakdown are subject to change daily. For more information, please visit www.guggenheimfunds.com/geq. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 9

PORTFOLIO OF INVESTMENTS (Unaudited)	December 31, 2011

Number
of Shares	Description	Value
	Long-Term Investments – 120.5%
	Common Stocks – 120.5%
	Basic Materials – 6.3%
4,834	Air Products & Chemicals, Inc.(a)	$ 411,808
5,194	Airgas, Inc.(a)	405,548
45,243	Alcoa, Inc.(a)	391,352
9,017	Allegheny Technologies, Inc.(a)	431,013
3,053	CF Industries Holdings, Inc.(a)	442,624
6,292	Cliffs Natural Resources, Inc.(a)	392,306
15,397	Dow Chemical Co.(a)	442,818
10,970	Eastman Chemical Co.(a)	428,488
7,309	Ecolab, Inc.(a)	422,533
9,091	EI du Pont de Nemours & Co.(a)	416,186
4,765	FMC Corp.(a)	409,981
10,773	Freeport-McMoRan Copper & Gold, Inc.(a)	396,339
7,615	International Flavors & Fragrances, Inc.(a)	399,178
14,430	International Paper Co.(a)	427,128
13,836	MeadWestvaco Corp.(a)	414,388
5,808	Monsanto Co.(a)	406,967
8,396	Mosaic Co.(a)	423,410
6,431	Newmont Mining Corp.(a)	385,924
10,288	Nucor Corp.(a)	407,096
4,957	PPG Industries, Inc.(a)	413,860
3,845	Praxair, Inc.(a)	411,031
4,737	Sherwin-Williams Co.(a)	422,872
6,372	Sigma-Aldrich Corp.(a)	397,995
27,004	Titanium Metals Corp.(a)	404,519
15,695	United States Steel Corp.(a)	415,290
10,270	Vulcan Materials Co.(a)	404,125
		10,724,779
	Communications – 9.9%
2,191	Amazon.Com, Inc.(a) (b)	379,262
13,798	AT&T, Inc.(a)	417,252
28,517	Cablevision Systems Corp., Class A(a)	405,512
16,070	CBS Corp., Class B(a)	436,140
11,254	CenturyLink, Inc.(a)	418,649
22,019	Cisco Systems, Inc.(a)	398,104
17,055	Comcast Corp., Class A(a)	404,374
30,162	Corning, Inc.(a)	391,503
9,172	DIRECTV, Class A(a) (b)	392,195
9,881	Discovery Communications, Inc., Class A(a) (b)	404,825
13,421	eBay, Inc.(a) (b)	407,059
14,334	Expedia, Inc.(a)	415,973
3,774	F5 Networks, Inc.(a) (b)	400,497
81,734	Frontier Communications Corp.(a)	420,930
31,254	Gannett Co., Inc.(a)	417,866
642	Google, Inc., Class A(a) (b)	414,668
11,681	Harris Corp.(a)	420,983
43,700	Interpublic Group of Cos., Inc.(a)	425,201
41,509	JDS Uniphase Corp.(a) (b)	433,354
21,357	Juniper Networks, Inc.(a) (b)	435,895
9,353	McGraw-Hill Cos., Inc.(a)	420,604
47,066	MetroPCS Communications, Inc.(a) (b)	408,533
10,239	Motorola Mobility Holdings, Inc.(a) (b)	397,273
8,634	Motorola Solutions, Inc.(a)	399,668
5,698	NetFlix, Inc.(a) (b)	394,814
23,298	News Corp., Class A(a)	415,636
9,456	Omnicom Group, Inc.(a)	421,548
892	priceline.com, Inc.(a) (b)	417,197
9,587	Scripps Networks Interactive, Inc., Class A(a)	406,681
174,223	Sprint Nextel Corp.(a) (b)	407,682
25,862	Symantec Corp.(a) (b)	404,740
6,382	Time Warner Cable, Inc.(a)	405,704
11,724	Time Warner, Inc.(a)	423,705
13,959	TripAdvisor, Inc.(a) (b)	351,906
11,649	VeriSign, Inc.(a)	416,102
10,340	Verizon Communications, Inc.(a)	414,841
9,242	Viacom, Inc., Class B(a)	419,679
11,287	Walt Disney Co.(a)	423,263
1,122	Washington Post Co., Class B(a)	422,781
34,907	Windstream Corp.(a)	409,808
26,203	Yahoo!, Inc.(a) (b)	422,655
		16,845,062
	Consumer, Cyclical – 15.3%
8,604	Abercrombie & Fitch Co., Class A(a)	420,219
11,037	AutoNation, Inc.(a) (b)	406,934
1,214	Autozone, Inc.(a) (b)	394,514
6,495	Bed Bath & Beyond, Inc.(a) (b)	376,515
17,006	Best Buy Co., Inc.(a)	397,430
10,852	Big Lots, Inc.(a) (b)	409,772
6,312	Borg Warner, Inc.(b)	402,327
13,220	CarMax, Inc.(a) (b)	402,946
12,012	Carnival Corp. (Panama) (a)	392,072
1,247	Chipotle Mexican Grill, Inc.(a) (b)	421,162
13,015	Cintas Corp.(a)	453,052
6,755	Coach, Inc.(a)	412,325
4,810	Costco Wholesale Corp.(a)	400,769
10,650	CVS Caremark Corp.(a)	434,308

See notes to financial statements.

 10 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	December 31, 2011

Number
of Shares	Description	Value
	Consumer, Cyclical (continued)
9,081	Darden Restaurants, Inc.(a)	$ 413,912
4,840	Dollar Tree, Inc.(b)	402,252
33,326	DR Horton, Inc.(a)	420,241
6,902	Family Dollar Stores, Inc.(a)	397,969
9,746	Fastenal Co.(a)	425,023
38,754	Ford Motor Co.(a)	416,993
16,761	GameStop Corp., Class A(a) (b)	404,443
21,635	Gap, Inc.(a)	401,329
6,902	Genuine Parts Co.(a)	422,402
29,360	Goodyear Tire & Rubber Co.(a) (b)	416,031
10,664	Harley-Davidson, Inc.(a)	414,509
11,119	Harman International Industries, Inc.(a)	422,966
11,581	Hasbro, Inc.(a)	369,318
10,078	Home Depot, Inc.(a)	423,679
25,030	International Game Technology(a)	430,516
12,189	JC Penney Co., Inc.(a)	428,444
13,768	Johnson Controls, Inc.(a)	430,388
8,102	Kohl’s Corp.(a)	399,834
21,590	Lennar Corp., Class A(a)	424,244
10,320	Limited Brands, Inc.(a)	416,412
16,108	Lowe’s Cos., Inc.(a)	408,821
12,622	Macy’s, Inc.(a)	406,176
14,036	Marriott International, Inc., Class A(a)	409,430
14,269	Mattel, Inc.(a)	396,108
4,048	McDonald’s Corp.(a)	406,136
26,394	Newell Rubbermaid, Inc.(a)	426,263
4,223	NIKE, Inc., Class B(a)	406,971
8,401	Nordstrom, Inc.(a)	417,614
279	Orchard Supply Hardware Stores Corp., Class A(a) (b)	2,098
5,031	O’Reilly Automotive, Inc.(a) (b)	402,228
10,920	PACCAR, Inc.(a)	409,172
69,204	Pulte Group, Inc.(a) (b)	436,677
2,834	Ralph Lauren Corp.(a)	391,319
8,560	Ross Stores, Inc.(a)	406,857
7,887	Sears Holdings Corp.(a) (b)	250,649
47,177	Southwest Airlines Co.(a)	403,835
28,333	Staples, Inc.(a)	393,545
9,152	Starbucks Corp.(a)	421,084
8,797	Starwood Hotels & Resorts Worldwide, Inc.(a)	421,992
7,629	Target Corp.(a)	390,757
6,213	Tiffany & Co.(a)	411,673
6,378	TJX Cos., Inc.(a)	411,700
14,789	Urban Outfitters, Inc.(a) (b)	407,585
3,051	VF Corp.(a)	387,446
11,645	Walgreen Co.(a)	384,984
6,854	Wal-Mart Stores, Inc.(a)	409,595
8,519	Whirlpool Corp.(a)	404,227
2,226	WW Grainger, Inc.(a)	416,685
11,575	Wyndham Worldwide Corp.(a)	437,882
3,798	Wynn Resorts Ltd.(a)	419,641
6,908	Yum! Brands, Inc.(a)	407,641
		26,112,041
	Consumer, Non-cyclical – 24.6%
7,238	Abbott Laboratories(a)	406,993
9,919	Aetna, Inc.(a)	418,483
4,749	Allergan, Inc.(a)	416,677
13,645	Altria Group, Inc.(a)	404,574
11,097	AmerisourceBergen Corp.(a)	412,697
6,777	Amgen, Inc.(a)	435,152
7,955	Apollo Group, Inc., Class A(a) (b)	428,536
14,207	Archer Daniels Midland Co.(a)	406,320
7,764	Automatic Data Processing, Inc.(a)	419,334
14,561	Avery-Dennison Corp.(a)	417,609
23,745	Avon Products, Inc.(a)	414,825
8,215	Baxter International, Inc.(a)	406,478
8,000	Beam, Inc.(a)	409,840
5,583	Becton, Dickinson & Co.(a)	417,162
3,621	Biogen Idec, Inc.(a) (b)	398,491
77,736	Boston Scientific Corp.(a) (b)	415,110
11,591	Bristol-Myers Squibb Co. (a)	408,467
5,051	Brown-Forman Corp., Class B(a)	406,656
12,155	Campbell Soup Co.(a)	404,032
9,681	Cardinal Health, Inc.(a)	393,145
16,455	CareFusion Corp.(a) (b)	418,122
6,296	Celgene Corp.(a) (b)	425,609
9,293	Cigna Corp.(a)	390,306
6,086	Clorox Co.(a)	405,084
5,939	Coca-Cola Co.(a)	415,552
15,566	Coca-Cola Enterprises, Inc.(a)	401,291
4,385	Colgate-Palmolive Co.(a)	405,130
15,548	ConAgra Foods, Inc.(a)	410,467
20,370	Constellation Brands, Inc., Class A(a) (b)	421,048
12,868	Coventry Health Care, Inc.(a) (b)	390,801
9,120	Covidien PLC (Ireland) (a)	410,491
4,582	CR Bard, Inc.(a)	391,761
5,381	DaVita, Inc.(a) (b)	407,934
36,953	Dean Foods Co.(a) (b)	413,874

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 11

PORTFOLIO OF INVESTMENTS (Unaudited) continued	December 31, 2011

Number
of Shares	Description	Value
	Consumer, Non-cyclical (continued)
11,418	DENTSPLY International, Inc.(a)	$ 399,516
11,760	DeVry, Inc.(a)	452,289
10,400	Dr Pepper Snapple Group, Inc.(a)	410,592
5,992	Edwards Lifesciences Corp.(a) (b)	423,634
9,637	Eli Lilly & Co.(a)	400,514
10,529	Equifax, Inc.(a)	407,893
3,736	Estee Lauder Cos., Inc., Class A(a)	419,627
9,156	Express Scripts, Inc.(a) (b)	409,182
13,778	Forest Laboratories, Inc.(a) (b)	416,922
9,941	General Mills, Inc.(a)	401,716
10,320	Gilead Sciences, Inc.(a) (b)	422,398
25,862	H&R Block, Inc.(a)	422,326
6,697	Hershey Co.(a)	413,741
7,500	HJ Heinz Co.(a)	405,300
13,768	Hormel Foods Corp.(a)	403,265
13,774	Hospira, Inc.(a) (b)	418,316
4,695	Humana, Inc.(a)	411,329
928	Intuitive Surgical, Inc.(a) (b)	429,673
13,403	Iron Mountain, Inc.(a)	412,812
5,192	JM Smucker Co.(a)	405,859
6,207	Johnson & Johnson(a)	407,055
8,147	Kellogg Co.(a)	411,994
5,575	Kimberly-Clark Corp.(a)	410,097
10,894	Kraft Foods, Inc., Class A(a)	407,000
16,684	Kroger Co.(a)	404,086
4,872	Laboratory Corp. of America Holdings(a) (b)	418,846
10,348	Life Technologies Corp.(a) (b)	402,641
3,623	Lorillard, Inc.(a)	413,022
1,106	Mastercard, Inc., Class A(a)	412,339
8,052	McCormick & Co., Inc.(a)	405,982
5,164	McKesson Corp.(a)	402,327
5,466	Mead Johnson Nutrition Co.(a)	375,678
7,265	Medco Health Solutions, Inc.(a) (b)	406,114
11,224	Medtronic, Inc.(a)	429,318
10,926	Merck & Co., Inc.(a)	411,910
9,470	Molson Coors Brewing Co., Class B(a)	412,324
12,278	Moody’s Corp.(a)	413,523
19,625	Mylan, Inc.(a) (b)	421,152
13,903	Patterson Cos., Inc.(a)	410,417
13,534	Paychex, Inc.(a)	407,509
6,125	PepsiCo, Inc.(a)	406,394
4,095	Perrigo Co.	398,444
18,791	Pfizer, Inc.(a)	406,637
5,232	Philip Morris International, Inc.(a)	410,607
6,111	Procter & Gamble Co.(a)	407,665
19,598	Quanta Services, Inc.(a) (b)	422,141
7,071	Quest Diagnostics, Inc.(a)	410,542
9,673	Reynolds American, Inc.(a)	400,656
14,872	Robert Half International, Inc.(a)	423,257
28,313	RR Donnelley & Sons Co.(a)	408,557
18,934	Safeway, Inc.(a)	398,371
32,694	SAIC, Inc.(a) (b)	401,809
21,590	Sara Lee Corp.(a)	408,483
11,822	St Jude Medical, Inc.(a)	405,495
8,519	Stryker Corp.(a)	423,479
55,019	SUPERVALU, Inc.(a)	446,755
13,703	Sysco Corp.(a)	401,909
88,867	Tenet Healthcare Corp.(a) (b)	455,887
20,678	Total System Services, Inc.(a)	404,462
19,349	Tyson Foods, Inc., Class A(a)	399,363
8,187	UnitedHealth Group, Inc.(a)	414,917
6,250	Varian Medical Systems, Inc.(a) (b)	419,563
4,145	Visa, Inc., Class A(a)	420,842
6,523	Watson Pharmaceuticals, Inc.(a) (b)	393,598
6,159	WellPoint, Inc.(a)	408,034
22,895	Western Union Co.(a)	418,063
5,992	Whole Foods Market, Inc.(a)	416,923
8,320	Zimmer Holdings, Inc.(a)	444,454
		41,995,596
	Diversified – 0.2%
17,983	Leucadia National Corp.(a)	408,933
	Energy – 10.7%
20,614	Alpha Natural Resources, Inc.(a) (b)	421,143
5,466	Anadarko Petroleum Corp.(a)	417,220
4,507	Apache Corp.(a)	408,244
8,862	Baker Hughes, Inc.(a)	431,047
5,510	Cabot Oil & Gas Corp.(a)	418,209
8,854	Cameron International Corp.(a) (b)	435,528
17,439	Chesapeake Energy Corp.(a)	388,715
3,986	Chevron Corp.(a)	424,110
5,817	ConocoPhillips(a)	423,885
10,898	Consol Energy, Inc.(a)	399,957
27,433	Denbury Resources, Inc.(a) (b)	414,238
6,582	Devon Energy Corp.(a)	408,084
7,271	Diamond Offshore Drilling, Inc.(a)	401,795
16,062	El Paso Corp.(a)	426,767
4,207	EOG Resources, Inc.(a)	414,432

See notes to financial statements.

12 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	December 31, 2011

Number
of Shares	Description	Value
	Energy (continued)
7,414	EQT Corp.(a)	$ 406,213
4,963	Exxon Mobil Corp.(a)	420,664
8,334	FMC Technologies, Inc.(a) (b)	435,285
12,707	Halliburton Co.(a)	438,519
7,373	Helmerich & Payne, Inc.(a)	430,288
7,263	Hess Corp.(a)	412,538
14,670	Marathon Oil Corp.(a)	429,391
12,211	Marathon Petroleum Corp.(a)	406,504
7,748	Murphy Oil Corp.(a)	431,873
24,265	Nabors Industries Ltd. (Bermuda) (a) (b)	420,755
6,185	National Oilwell Varco, Inc.(a)	420,518
10,745	Newfield Exploration Co.(a) (b)	405,409
12,948	Noble Corp. (Switzerland) (a)	391,289
4,461	Noble Energy, Inc.(a)	421,074
4,538	Occidental Petroleum Corp.(a)	425,211
4,816	Oneok, Inc.(a)	417,499
12,151	Peabody Energy Corp.(a)	402,320
4,797	Pioneer Natural Resources Co.(a)	429,236
13,933	QEP Resources, Inc.(a)	408,237
6,654	Range Resources Corp.(a)	412,149
13,339	Rowan Cos., Inc.(a) (b)	404,572
5,988	Schlumberger Ltd. (Curacao) (a)	409,040
11,996	Southwestern Energy Co.(a) (b)	383,152
13,655	Spectra Energy Corp.(a)	419,891
10,231	Sunoco, Inc.(a)	419,676
18,263	Tesoro Corp.(a) (b)	426,624
19,530	Valero Energy Corp.(a)	411,107
13,067	Williams Cos., Inc.(a)	431,473
2,888	Williams Cos., Inc.(b) (c)	78,005
18,941	WPX Energy, Inc.(b)	344,158
		18,326,044
	Financial – 18.9%
5,937	ACE Ltd. (Switzerland) (a)	416,302
9,641	Aflac, Inc.(a)	417,070
15,081	Allstate Corp.(a)	413,370
8,556	American Express Co.(a)	403,587
17,107	American International Group(a) (b)	396,882
8,795	Ameriprise Financial, Inc.(a)	436,583
8,787	AON Corp.(a)	411,232
18,340	Apartment Investment & Management Co., Class A, REIT(a)	420,169
10,118	Assurant, Inc.(a)	415,445
3,092	AvalonBay Communities, Inc., REIT(a)	403,815
75,519	Bank of America Corp.(a)	419,886
21,107	Bank of New York Mellon Corp.(a)	420,240
16,789	BB&T Corp.(a)	422,579
5,303	Berkshire Hathaway, Inc., Series B(a) (b)	404,619
2,368	BlackRock, Inc.(a)	422,072
4,179	Boston Properties, Inc., REIT(a)	416,228
9,228	Capital One Financial Corp.(a)	390,252
26,307	CBRE Group, Inc.(a) (b)	400,393
36,543	Charles Schwab Corp.(a)	411,474
5,901	Chubb Corp.(a)	408,467
13,299	Cincinnati Financial Corp.(a)	405,088
15,325	Citigroup, Inc.(a)	403,201
1,662	CME Group, Inc.(a)	404,980
15,832	Comerica, Inc.(a)	408,466
17,218	Discover Financial Services(a)	413,232
50,282	E*Trade Financial Corp.(a) (b)	400,245
7,176	Equity Residential, REIT(a)	409,247
26,768	Federated Investors, Inc., Class B(a)	405,535
33,185	Fifth Third Bancorp(a)	422,113
53,680	First Horizon National Corp.(a)	429,439
4,280	Franklin Resources, Inc.(a)	411,137
63,456	Genworth Financial, Inc., Class A(a) (b)	415,637
4,322	Goldman Sachs Group, Inc.(a)	390,838
24,873	Hartford Financial Services Group, Inc.(a)	404,186
10,211	HCP, Inc., REIT(a)	423,042
7,762	Health Care REIT, Inc., REIT(a)	423,262
28,786	Host Hotels & Resorts, Inc., REIT(a)	425,170
68,725	Hudson City Bancorp, Inc.(a)	429,531
77,586	Huntington Bancshares, Inc.(a)	425,947
3,392	IntercontinentalExchange, Inc.(a) (b)	408,906
20,863	Invesco Ltd. (Bermuda) (a)	419,138
12,507	JPMorgan Chase & Co.(a)	415,858
55,791	KeyCorp(a)	429,033
25,236	Kimco Realty Corp., REIT(a)	409,833
16,767	Legg Mason, Inc.(a)	403,246
21,242	Lincoln National Corp.(a)	412,520
10,682	Loews Corp.(a)	402,177
5,537	M&T Bank Corp.(a)	422,695
13,019	Marsh & McLennan Cos., Inc.(a)	411,661
13,085	MetLife, Inc.(a)	407,990
26,464	Morgan Stanley(a)	400,400
16,380	NASDAQ OMX Group, Inc.(a) (b)	401,474
10,123	Northern Trust Corp.(a)	401,478
15,017	NYSE Euronext(a)	391,944
32,243	People’s United Financial, Inc.(a)	414,323

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS (Unaudited) continued	December 31, 2011

Number
of Shares	Description	Value
	Financial (continued)
11,238	Plum Creek Timber Co., Inc., REIT(a)	$ 410,861
7,371	PNC Financial Services Group, Inc.(a)	425,086
16,932	Principal Financial Group, Inc.(a)	416,526
21,300	Progressive Corp.(a)	415,563
14,582	ProLogis, Inc., REIT(a)	416,899
8,290	Prudential Financial, Inc.(a)	415,495
3,126	Public Storage, REIT(a)	420,322
100,059	Regions Financial Corp.(a)	430,253
3,249	Simon Property Group, Inc., REIT(a)	418,926
29,912	SLM Corp.(a)	400,821
10,157	State Street Corp.(a)	409,429
23,830	SunTrust Banks, Inc.(a)	421,791
7,357	T Rowe Price Group, Inc.(a)	418,981
9,381	Torchmark Corp.(a)	407,042
6,993	Travelers Cos., Inc.(a)	413,776
19,397	Unum Group(a)	408,695
15,397	US Bancorp(a)	416,489
7,516	Ventas, Inc., REIT(a)	414,357
5,404	Vornado Realty Trust, REIT(a)	415,351
15,510	Wells Fargo & Co.(a)	427,456
23,902	Weyerhaeuser Co., REIT(a)	446,251
20,072	XL Group PLC (Ireland) (a)	396,823
26,642	Zions Bancorporation(a)	433,731
		32,254,561
	Industrial – 15.0%
5,037	3M Co.(a)	411,674
11,875	Agilent Technologies, Inc.(a) (b)	414,794
9,536	Amphenol Corp., Class A(a) (b)	432,838
11,411	Ball Corp.(a)	407,487
13,675	Bemis Co.(a)	411,344
5,625	Boeing Co.(a)	412,594
4,530	Caterpillar, Inc.(a)	410,418
5,957	CH Robinson Worldwide, Inc.(a)	415,679
7,643	Cooper Industries PLC (Ireland)	413,868
19,882	CSX Corp.(a)	418,715
4,574	Cummins, Inc.(a)	402,603
8,602	Danaher Corp.(a)	404,638
5,388	Deere & Co.(a)	416,762
7,099	Dover Corp.(a)	412,097
9,462	Eaton Corp.(a)	411,881
8,127	Emerson Electric Co.(a)	378,637
9,841	Expeditors International of Washington, Inc.(a)	403,087
4,759	FedEx Corp.(a)	397,424
15,877	FLIR Systems, Inc.(a)	398,036
4,117	Flowserve Corp.(a)	408,900
8,229	Fluor Corp.(a)	413,507
6,276	General Dynamics Corp.(a)	416,789
23,659	General Electric Co.(a)	423,733
3,235	Goodrich Corp.(a)	400,170
7,579	Honeywell International, Inc.(a)	411,919
8,684	Illinois Tool Works, Inc.(a)	405,630
12,827	Ingersoll-Rand PLC (Ireland) (a)	390,839
20,360	Jabil Circuit, Inc.(a)	400,278
9,979	Jacobs Engineering Group, Inc.(a) (b)	404,948
5,353	Joy Global, Inc.(a)	401,314
6,054	L-3 Communications Holdings, Inc.(a)	403,681
18,519	Leggett & Platt, Inc.(a)	426,678
5,164	Lockheed Martin Corp.(a)	417,768
45,660	Masco Corp.(a)	478,517
17,468	Molex, Inc.(a)	416,786
5,702	Norfolk Southern Corp.(a)	415,448
7,178	Northrop Grumman Corp.(a)	419,769
21,683	Owens-Illinois, Inc.(a) (b)	420,217
7,107	Pall Corp.(a)	406,165
5,249	Parker Hannifin Corp.(a)	400,236
21,276	PerkinElmer, Inc.(a)	425,519
2,548	Precision Castparts Corp.(a)	419,885
8,753	Raytheon Co.(a)	423,470
14,839	Republic Services, Inc.(a)	408,814
5,514	Rockwell Automation, Inc.(a)	404,562
7,412	Rockwell Collins, Inc.(a)	410,402
4,844	Roper Industries, Inc.(a)	420,798
7,899	Ryder System, Inc.(a)	419,753
23,081	Sealed Air Corp.(a)	397,224
8,102	Snap-On, Inc.(a)	410,123
6,306	Stanley Black & Decker, Inc.(a)	426,286
5,212	Stericycle, Inc.(a) (b)	406,119
13,123	TE Connectivity Ltd. (Switzerland) (a)	404,320
23,067	Textron, Inc.(a)	426,509
8,997	Thermo Fisher Scientific, Inc.(a) (b)	404,595
8,846	Tyco International Ltd. (Switzerland) (a)	413,197
4,020	Union Pacific Corp.(a)	425,879
5,551	United Parcel Service, Inc., Class B(a)	406,278
5,402	United Technologies Corp.(a)	394,832
12,860	Waste Management, Inc.(a)	420,651
5,522	Waters Corp.(a) (b)	408,904
16,606	Xylem, Inc.	426,609
		25,562,597

See notes to financial statements.

14 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	December 31, 2011

Number
of Shares	Description	Value
	Technology – 11.9%
7,077	Accenture PLC, Class A (Ireland) (a)	$ 376,709
15,013	Adobe Systems, Inc.(a) (b)	424,418
78,816	Advanced Micro Devices, Inc.(a) (b)	425,606
14,708	Akamai Technologies, Inc.(a) (b)	474,773
11,808	Altera Corp.(a)	438,077
6,755	American Tower Corp., Class A(a) (b)	405,368
11,667	Analog Devices, Inc.(a)	417,445
1,049	Apple, Inc.(a) (b)	424,844
38,982	Applied Materials, Inc.(a)	417,497
12,785	Autodesk, Inc.(a) (b)	387,769
11,836	BMC Software, Inc.(a) (b)	387,984
14,106	Broadcom Corp., Class A(a)	414,152
19,782	CA, Inc.(a)	399,893
7,124	Cerner Corp.(a) (b)	436,345
6,217	Citrix Systems, Inc.(a) (b)	377,496
6,062	Cognizant Technology Solutions Corp., Class A(a) (b)	389,847
15,601	Computer Sciences Corp.(a)	369,744
26,394	Dell, Inc.(a) (b)	386,144
5,643	Dun & Bradstreet Corp.(a)	422,266
18,988	Electronic Arts, Inc.(a) (b)	391,153
17,822	EMC Corp.(a) (b)	383,886
15,744	Fidelity National Information Services, Inc.(a)	418,633
12,630	First Solar, Inc.(a) (b)	426,389
6,940	Fiserv, Inc.(a) (b)	407,656
15,184	Hewlett-Packard Co.(a)	391,140
17,041	Intel Corp.(a)	413,244
2,119	International Business Machines Corp.(a)	389,642
7,744	Intuit, Inc.(a)	407,257
8,644	KLA-Tencor Corp.(a)	417,073
12,189	Lexmark International, Inc., Class A(a)	403,090
13,846	Linear Technology Corp.(a)	415,795
73,290	LSI Corp.(a) (b)	436,077
11,752	Microchip Technology, Inc.(a)	430,476
71,573	Micron Technology, Inc.(a) (b)	450,195
15,542	Microsoft Corp.(a)	403,470
10,950	NetApp, Inc.(a) (b)	397,157
9,839	Novellus Systems, Inc.(a) (b)	406,252
29,512	NVIDIA Corp.(a) (b)	409,036
13,683	Oracle Corp.(a)	350,969
21,790	Pitney Bowes, Inc.(a)	403,986
7,559	Qualcomm, Inc.(a)	413,477
8,592	Red Hat, Inc.(a) (b)	354,764
3,722	Salesforce.com, Inc.(a) (b)	377,634
8,284	SanDisk Corp.(a) (b)	407,656
8,112	Teradata Corp.(a) (b)	393,513
30,865	Teradyne, Inc.(a) (b)	420,690
13,933	Texas Instruments, Inc.(a)	405,590
12,952	Western Digital Corp.(a) (b)	400,864
50,157	Xerox Corp.(a)	399,250
12,805	Xilinx, Inc.(a)	410,528
		20,312,919
	Utilities – 7.7%
34,333	AES Corp.(a) (b)	406,503
9,704	AGL Resources, Inc.(a)	410,091
12,418	Ameren Corp.(a)	411,408
9,996	American Electric Power Co., Inc.(a)	412,935
20,797	CenterPoint Energy, Inc.(a)	417,812
19,079	CMS Energy Corp.(a)	421,265
6,646	Consolidated Edison, Inc.(a)	412,251
9,998	Constellation Energy Group, Inc.(a)	396,621
7,824	Dominion Resources, Inc.(a)	415,298
7,712	DTE Energy Co.(a)	419,918
18,880	Duke Energy Corp.(a)	415,360
10,133	Edison International(a)	419,506
5,549	Entergy Corp.(a)	405,354
9,184	Exelon Corp.(a)	398,310
8,966	FirstEnergy Corp.(a)	397,194
7,688	Integrys Energy Group, Inc.(a)	416,536
6,860	NextEra Energy, Inc.(a)	417,637
17,830	NiSource, Inc.(a)	424,532
11,454	Northeast Utilities(a)	413,146
21,814	NRG Energy, Inc.(a) (b)	395,270
20,247	Pepco Holdings, Inc.(a)	411,014
10,042	PG&E Corp.(a)	413,931
8,578	Pinnacle West Capital Corp.(a)	413,288
13,693	PPL Corp.(a)	402,848
7,391	Progress Energy, Inc.(a)	414,044
12,475	Public Service Enterprise Group, Inc.(a)	411,800
9,244	SCANA Corp.(a)	416,535
7,530	Sempra Energy(a)	414,150
8,882	Southern Co.(a)	411,148
21,659	TECO Energy, Inc.(a)	414,553
11,943	Wisconsin Energy Corp.(a)	417,527
15,035	Xcel Energy, Inc.(a)	415,567
		13,183,352
	Total Common Stocks – 120.5%
	(Cost $210,123,311)	205,725,884

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited) continued	December 31, 2011

Number
of Shares	Description	Value
	Preferred Stock – 0.0%
	Consumer, Cyclical – 0.0%
279	Orchard Supply Hardware Stores Corp., Series A(b)(d)
	(Cost $0)	$ –
	Total Long-Term Investments – 120.5%
	(Cost $210,123,311)	205,725,884
	Short-Term Investments – 0.9%
	Money Market – 0.9%
1,467,133	Dreyfus Treasury Prime Cash Management Institutional Shares
	(Cost $1,467,133)	1,467,133
	Total Investments – 121.4%
	(Cost $211,590,444)	207,193,017
	Liabilities in excess of Other Assets – (0.2%)	(368,468)
	Total Value of Options Written – (3.6%)
	(Premiums received $5,116,288)	(6,142,138)
	Borrowings – (17.6% of Net Assets or 14.6%
	of Total Investments)	(30,000,000)
	Net Assets – 100.0%	$ 170,682,411

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written	Month	Price	Value
553	CBOE Russell 2000 Index	January 2012	$740.00	$ (1,056,230)
5,194	Consumer Discretionary Select
	Sector SPDR Fund	January 2012	38.00	(753,130)
1,506	Energy Select Sector SPDR Fund	January 2012	67.00	(463,095)
7,234	PowerShares QQQ Trust, Series 1	January 2012	55.00	(1,171,908)
635	ProShares Ultra QQQ	January 2012	80.00	(241,300)
326	S&P 500 Index	January 2012	1,240.00	(1,110,030)
1,284	SPDR S&P MidCap 400 ETF Trust	January 2012	156.00	(763,980)
1,929	SPDR S&P Retail ETF	January 2012	52.00	(277,776)
3,957	Technology Select Sector
	SPDR Fund	January 2012	25.00	(304,689)
	Total Value of Options Written – (3.6%)
	(Premiums received $5,116,288)			$ (6,142,138)

PLC – Public Limited Company
REIT – Real Estate Investment Trust
S&P – Standard & Poor’s

(a)	All or a portion of these securities have been physically segregated in connection with borrowing. As of December 31, 2011, the total amount segregated was $127,731,544.
(b)	Non-income producing security.
(c)	When-issued or delayed delivery security.
(d)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $ – which represents 0.0% of net assets.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

16 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	December 31, 2011

Assets
Investments, at value (cost $211,590,444)	$207,193,017
Dividends receivable	289,553
Investments sold receivable	419,411
Total assets	207,901,981
Liabilities
Borrowings	30,000,000
Options written, at value (premiums received of $5,116,288)	6,142,138
Investments purchased payable	422,177
Offering costs payable	350,000
Investment advisory fee payable	167,135
Due to custodian	33,278
Administration fee payable	4,595
Accrued expenses	100,247
Total liabilities	37,219,570
Net Assets	$170,682,411
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
8,755,240 shares issued and outstanding	$87,552
Additional paid-in capital	166,787,532
Accumulated net realized gain on investments and options transactions	8,864,369
Net unrealized depreciation on investments and options transactions	(5,423,277)
Accumulated undistributed net investment income	366,235
Net Assets	$170,682,411
Net Asset Value (based on 8,755,240 common shares outstanding)	$19.49

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 17

STATEMENT OF OPERATIONS For the period October 27, 2011* through December 31, 2011 (Unaudited)	December 31, 2011

Investment Income
Dividends	$906,097
Interest	6
Total income		$906,103
Expenses
Investment advisory fee	344,421
Interest expense	55,683
Professional fees	40,280
Trustees’ fees and expenses	26,486
Printing expenses	14,959
Fund accounting	13,823
Custodian fee	11,409
Administrative fee	9,468
Licensing fee	9,066
NYSE listing fee	5,676
Transfer agent fee	3,300
Insurance	2,772
Miscellaneous	2,525
Total expenses		539,868
Net investment income		366,235
Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		(350,146)
Options		9,214,515
Net change in unrealized depreciation on:
Investments		(4,397,427)
Options		(1,025,850)
Net realized and unrealized gain (loss) on investments and options transactions		3,441,092
Net Increase in Net Assets Resulting from Operations		$3,807,327
* Commencement of investment operations

See notes to financial statements.

18 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)	December 31, 2011

For the Period
October 27, 2011*
through
December 31, 2011
(unaudited)
Increase in Net Assets Resulting from Operations
Net investment income	$366,235
Net realized gain on investments and options	8,864,369
Net change in unrealized depreciation on investments and options	(5,423,277)
Net increase in net assets resulting from operations	3,807,327
Capital Share Transactions
Net proceeds from the issuance of common shares	167,125,000
Common share offering costs charged to paid-in capital	(350,000)
Net increase from capital share transactions	166,775,000
Total increase in net assets	170,582,327
Net Assets:
Beginning of period	100,084
End of period (including undistributed net investment income of $366,235)	$170,682,411
* Commencement of investment operations

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 19

STATEMENT OF CASH FLOWS For the period October 27, 2011* through December 31, 2011 (Unaudited)	December 31, 2011

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$3,807,327
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used by Operating and Investing Activities:
Net unrealized depreciation on investments	4,397,427
Net unrealized depreciation on options	1,025,850
Net realized loss on investments	350,146
Net realized gain on options	(9,214,515)
Purchase of long-term investments	(220,034,002)
Cost of written options closed	(334,289)
Premiums received on call options written	14,840,978
Proceeds from sale of long-term investments	9,384,659
Net purchases of short-term investments	(1,467,133)
Increase in dividends receivable	(289,553)
Increase in investments sold receivable	(419,411)
Increase in investments purchased payable	422,177
Increase in offering costs payable	350,000
Increase in investment advisory fee payable	167,135
Increase in due to custodian	33,278
Increase in administration fee payable	4,595
Increase in accrued expenses	100,247
Net Cash Used by Operating and Investing Activities	(196,875,084)
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	167,125,000
Proceeds from borrowings	35,000,000
Payments made on borrowings	(5,000,000)
Offering expenses in connection with the issuance of common shares	(350,000)
Net Cash Provided by Financing Activities	196,775,000
Net decrease in cash	(100,084)
Cash at Beginning of Period	100,084
Cash at End of Period	$–
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$55,683
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the period	$11,798
* Commencement of investment operations

See notes to financial statements.

20 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS (Unaudited)	December 31, 2011

	For the Period
	October 27, 2011*
	through
	December 31, 2011
	(unaudited)
Net asset value, beginning of period	$19.10	(a)
Investment operations
Net investment income (b)	0.04
Net realized and unrealized gain on investments and options	0.39
Total from investment operations	0.43
Common shares’ offering expenses charged to paid-in-capital	(0.04)
Net asset value, end of period	$19.49
Market value, end of period	$17.77
Total investment return (c)
Net asset value	2.04%
Market value	-11.15%
Ratios and supplemental data
Net assets end of period (thousands)	$170,682
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.58	%(d)
Total expenses, including interest expense	1.79	%(d)
Net investment income (loss), including interest expense	1.31	%(d)
Portfolio Turnover	6%
Senior Indebtedness:
Total Borrowings outstanding (in thousands)	$30,000
Asset Coverage per $1,000 of indebtedness(e)	$6,689

*	Commencement of investment operations
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized
(e)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)	December 31, 2011

Note 1 – Organization:

Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 11, 2011. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide a high level of risk-adjusted total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on the Nasdaq are valued at the Nasdaq Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last price is not available are valued at the mean between the last available bid and ask priced on that day. Equity index options are valued at the mean between the last available bid and ask prices on the primary exchange on which they are traded. Exchange-traded options are valued at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. The Fund values money market funds at net asset value. Short-term securities with remaining maturities of 60 days or less, at the time of purchase, are valued at amortized cost, which approximated market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money Market Funds are valued at net asset value. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above.

The fair value estimates for the Fund’s level 3 securities are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching fair value determination including, but not limited to, the following: the type of security and public information obtained from the issuer.

22 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	December 31, 2011

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at December 31, 2011.

Description
(value in $000s)	Level 1	Level 2	Level 3		Total
Common Stocks:
Basic Materials	$10,725	$–	$–		$10,725
Communications	16,845	–	–		16,845
Consumer, Cyclical	26,110	2	–		26,112
Consumer,
Non-cyclical	41,996	–	–		41,996
Diversified	409	–	–		409
Energy	18,326	–	–		18,326
Financial	32,254	–	–		32,254
Industrial	25,563	–	–		25,563
Technology	20,313	–	–		20,313
Utilities	13,183	–	–		13,183
Preferred Stock	–	–	–	†	–	†
Money Market Fund	1,467	–	–		1,467
Total	$207,191	$2	$–	†	$207,193
Liabilities:
Options Written	$6,142	$–	$–		$6,142
Total	$6,142	$–	$–		$6,142

Level 3 Holdings	Preferred Stock
Beginning Balance at 10/27/11*	$–
Net Realized Gain/Loss	–
Change is Unrealized Gain/Loss	–
Purchases	–	†
Sales	–
Transfer In	–
Transfer Out	–
Ending Balance at 12/31/11	$–	†

*	Commencement of investment operations.
†	Market Value is less than minimum figure disclosed.

There were no transfers between levels during the period ended December 31, 2011.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.

(c) Options

The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. The option strategy will include writing (i.e. selling) call options on securities indices, exchange-traded funds that track securities indices, baskets of securities and other instruments, which will include securities that are not held by the Fund.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specific exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at or before expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Options on an index differ from options on securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index call option has the right to receive cash (instead of securities) upon exercise of the option in an amount equal to the amount by which the level of the index exceeds the exercise price and (iii) index options reflect price-fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	December 31, 2011

Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

(e) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in the amount equal to 1.00% of the Fund’s average daily managed assets (net asset applicable to common shareholders plus any assets attributable to financial leverage).

The Fund and the Adviser have entered into a Sub-Advisory Agreement (the “Options Strategy Sub-Advisory Agreement”) with Guggenheim Partners Asset Management, LLC (“GPAM”). GPAM is responsible for the management of the Fund’s option strategy. Under the terms of the Options Strategy Sub-Advisory Agreement, the Adviser pays monthly to GPAM a fee at the annual rate of 0.50% of the Fund’s average daily managed assets.

The Fund and the Adviser have also entered into a Sub-Advisory Agreement (the “Equity Portfolio Sub-Advisory Agreement”) with Security Investors, LLC (“Security Investors”). Security Investors is responsible for the management of the Fund’s portfolio of equity securities. Under the terms of the Equity Portfolio Sub-Advisory Agreement, the Adviser pays monthly to Security Investors a fee at the annual rate of 0.15% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPAM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the period ended December 31, 2011, the Fund recognized expenses of $9,468 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding purchased and written options, and net assets as of December 31, 2011, is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Appreciation	Appreciation
Purposes	Appreciation	Depreciation	on Investments	on Derivatives
211,590,444	4,701,219	(9,098,646)	(4,397,427)	(1,025,850)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	December 31, 2011

Note 5 – Investments in Securities:

During the period ended December 31, 2011, the cost of purchases and proceeds from sales of investments, excluding written options with maturities of less than one year and short-term investments were $220,034,002 and $9,384,659, respectively.

Note 6 – Derivatives:

The Fund will utilize a call option writing strategy to seek to generate current income and potentially mitigate overall portfolio volatility. As this strategy involves uncovered option writing, it may result in less volatility mitigation than, and may be subject to more risks compared to, option strategies involving writing options on securities held by the Fund. There are various risks associated with the Fund’s call option writing strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of a covered index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the index decline. Similarly, as the writer of a covered call option on a security or basket of securities held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or securities covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

There are special risks associated with uncovered option writing (i.e. writing options on securities not held in the Fund’s portfolio, on indices or on exchange traded funds comprised of such securities or that track such indices), which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security or index decline, but bears unlimited risk of loss should the price of the underlying security or index increase above the exercise price.

The Fund entered into written option contracts during the period ended December 31, 2011.

Details of the transactions were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of period	–	$–
Options written during the period	63,825	14,840,977
Options expired during the period	(30,645)	(8,290,657)
Options closed during the period	(10,462)	(1,422,234)
Options exercised during the period	(100)	(11,798)
Options outstanding, end of the period	22,618	$5,116,288

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at December 31, 2011.

Statement of Asset and Liabilities Presentation of Fair Values of Derivatives (in $000s):
(value in $000s)	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
Derivatives not accounted	and Liabilities		and Liabilities
for as hedging instruments	Location	Fair Value	Location	Fair Value
Equity risk	–	–	Options Written,
			at value	$6,142
Total		–		$6,142

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended December 31, 2011.

Effect of Derivative Instruments on the Statement of Operations (in $000s):
	Amount of	Change in Unrealized
	Realized Gain	Depreciation
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$ 9,215	($1,026)
Total	$ 9,215	($1,026)

Note 7 – Leverage:

Borrowings

On November 3, 2011, the Fund entered into a committed credit facility agreement with an approved counterparty (the “Counterparty”). Whereby the Counterparty has agreed to provide secured financing to the Fund up to a maximum of $42,500,000 and the Fund will provide pledged collateral to the Counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.10% is charged on the difference between the amount available to borrow under the credit agreement and the actual amount borrowed. At December 31, 2011, there was $30,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period ended December 31, 2011, was $31,750,000 with a related average interest rate of 0.93%. The maximum amount outstanding during the period ended December 31, 2011 was $35,000,000. As of December 31, 2011, the market value of the securities segregated as collateral is $127,731,544.

Note 9 – Capital:

Common Shares

In connection with its organization process, the Fund sold 5,240 shares of beneficial interest to Guggenheim Funds Distributors, Inc. an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 8,755,240 issued and outstanding. Of this amount, the Fund issued 8,750,000 shares of common stock in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load.

Offering costs, estimated at $350,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Fund and

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	December 31, 2011

were charged to paid-in capital. The Adviser has agreed to pay offering expenses (other than sales load) in excess of $0.04 per common share.

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11 – Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On January 31, 2012, the Fund paid its initial quarterly dividend in the amount of $0.4375 per share to shareholders of record as of January 13, 2012.

26 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2011

Federal Income Tax Information

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Trustees

The Trustees of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

Number of
Portfolios in
Name, Address*,			the Fund
Year of Birth	Term of Office**	Principal Occupations during	Complex***
and Position(s)	and Length of	the Past Five Years and	Overseen by	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2011	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer,	55	None.
Year of Birth: 1951		PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993)
Trustee		and Senior Vice President, Strategic Planning and New Business Development
of PepsiCo, Inc. (1987-1990).
Roman Friedrich III	Since 2011	Founder and President of Roman Friedrich & Company, Ltd. a mining and	49	Director Axion Gold and Silver
Year of birth: 1946		metals investment bank (1998-present). Advisory Board Member of		Corp. (2011-present), Windstorm
Trustee		MLV & Co., LLC, an investment bank and institutional broker-dealer specializing		Resources, Inc. (2011-present),
		in capital intensive industries such as energy, metals and mining (2010-present).		Zincore Metals, Inc. (2009-present)
Robert B. Karn III	Since 2011	Consultant (1998-present). Previously, Managing Partner, Financial and	49	Director of Peabody Energy Co.
Year of birth: 1942		Economic Consulting, St. Louis office of Arthur Andersen, LLP.		(2003 – present), GP Natural
Trustee				Resource Partners LLC
(2002 – present)
Ronald A. Nyberg	Since 2011	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law,	57	None.
Year of birth: 1953		estate planning and business transactions (2000-present). Formerly, Executive
Trustee		Vice President, General Counsel and Corporate Secretary of Van Kampen
Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2011	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and	54	Trustee, Bennett Group of Funds
Year of birth: 1958		Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President		(2011-present)
Trustee		of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager
of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President
and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of
John Nuveen & Co., Inc. (1982-1999).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:
	•	Messrs. Barnes, as Class I Trustees, is expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending June 30, 2014.
	•	Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending June 30, 2015.
	•	Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ending June 30, 2013.
***	The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 27

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2011

Officers

The officers of the Guggenheim Equal Weight Enhanced Equity Income Fund and their principal occupations during the past five years:

Term of Office**
Name, Address*, Year of Birth and	and Length	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	of Time Served	Other Affiliations
Kevin M. Robinson	Since 2011	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds
Year of Birth: 1959		Distributors, Inc. and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer of certain other
Chief Executive Officer		funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE
and Chief Legal Officer		Euronext, Inc. (2000-2007).
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc.
Year of Birth: 1955		(2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex.
Chief Accounting Officer,		Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).
Chief Financial Officer
and Treasurer
Bruce Saxon	Since 2011	Vice President, Fund Compliance Officer of Guggenheim Funds Distributors, LLC (2006-present). Chief Compliance
Year of birth: 1957		Officer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer/Assistant Secretary of Harris
Chief Compliance Officer		Investment Management, Inc. (2003-2006).
Mark E. Mathiasen	Since 2011	Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of
Year of birth: 1978		certain funds in the Fund Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).
Secretary

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

28 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2011

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Shareowner Services LLC (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowners Services, LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 29

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT	December 31, 2011

On September 8, 2011, the Board, including those trustees who are not interested persons as defined by the 1940 Act (the “Independent Trustees”), considered the approval of: (1) the proposed investment advisory agreement (“Investment Advisory Agreement”) between Guggenheim Equal Weight Enhanced Equity Income Fund (the “Fund”) and Guggenheim Funds Investment Advisors, LLC (“Adviser”); (2) the proposed investment sub-advisory agreement (“GPAM Investment Sub-Advisory Agreement”) among the Fund, the Adviser, and Guggenheim Partners Asset Management, LLC (“GPAM”); and (3) the proposed investment sub-advisory agreement (“Security Investors Investment Sub-Advisory Agreement,” and together with the GPAM Investment Sub-Advisory Agreement, the “Investment Sub-Advisory Agreements”) among the Fund, the Adviser, and Security Investors, LLC (“Security Investors,” and together with GPAM, the “Sub-Advisers”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreements are together referred to as the “Advisory Agreements.”

The Board, including the Independent Trustees, discussed the proposed Investment Advisory Agreement and Investment Sub-Advisory Agreements in light of the regulatory requirements and criteria in a Memorandum of Law provided by Fund counsel.

Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Advisory Agreements. In reaching this conclusion for the Fund, no single factor was determinative in the Board’s, but rather the Board considered a variety of factors and concluded the following:

Factors Considered

In considering the Advisory Agreements, the Board, including the Independent Trustees, did not identify any factor as all-important or all-controlling and instead considered many factors collectively in light of all of the Fund’s surrounding circumstances, including the following: (i) the investment objectives and policies of the Fund, (ii) the investment advisory personnel at GPAM and Security Investors who will be primarily responsible for the day-to-day management of the Fund, (iii) the nature and quality of the services to be provided to the Fund by the Adviser, GPAM and Security Investors, (iv) the Fund’s proposed advisory and sub-advisory fees and estimated expense data as compared to a peer group of closed-end funds with similar or related investment strategies as the Fund, and (v) the direct and indirect benefits to the Adviser, GPAM and Security Investors from their relationships with the Fund.

During its deliberations, the Board focused, in part, on the experience, resources and strengths of (i) the Adviser in supervising the investment activities of certain other closed-end funds and providing or overseeing various administrative and shareholder support services to closed-end funds, (ii) Guggenheim Partners, LLC’s reputation as a diversified financial services firm with wealth management, capital markets, proprietary investing and investment management services to an elite mix of individuals, family offices, endowments, foundations and insurance companies, (iii) GPAM’s experience in implementing option writing strategies and (iv) Security Investor’s experience in constructing and managing equal weight equity portfolios. The Board also discussed the compliance and administrative staff at the Adviser and received assurances that the services provided by such staff would be made available to the Fund. They also considered the compliance policies and procedures of the Adviser, GPAM and Security Investors.

The Board also reviewed the Fund’s investment advisory fee rate, investment sub-advisory fee rates, and estimated total expense ratio as compared to those of closed-end funds with similar or related investment objectives and strategies (such information was provided by the Adviser or the Sub-Advisers). The Board also considered whether the Fund’s proposed advisory fee structure presented opportunities for economies of scale.

The Independent Trustees were represented by independent counsel who assisted them in their deliberations.

Conclusions

Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board, including a majority of the Independent Trustees, concluded that:

•	it was satisfied with the nature, extent and quality of the services to be provided by each of the Adviser and the Sub-Advisers to the Fund;

•	there did not appear at this time to be any significant economies of scale to be shared between the Fund and the Sub-Advisers or the Adviser;

•
in light of the anticipated costs of providing investment sub-advisory and investment advisory services to the Fund, and other ancillary benefits that the Sub-Advisers and the Adviser were projected to receive with regard to providing investment sub-advisory, investment advisory and other services to the Fund, the investment sub-advisory and investment advisory fees were reasonable;

•
each of the investment advisory fee rate and investment sub-advisory fee rates was reasonable in relation to such services, giving due regard to the investment strategies to be employed on behalf of the Fund; and approval of the Advisory Agreement and Sub-Advisory Agreements is in the best interests of the Fund and its shareholders.

30 l GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION	December 31, 2011

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	and Administrator
	Chief Executive Officer and	Guggenheim Funds Investment
Roman Friedrich III	Chief Legal Officer	Advisors, LLC
Lisle, Illinois
Robert B. Karn III	John Sullivan
	Chief Financial Officer, Chief	Options Strategy Investment
Ronald A. Nyberg	Accounting Officer, and Treasurer	Sub-Adviser
Guggenheim Partners Asset
Ronald E. Toupin, Jr.,	Bruce Saxon	Management, LLC
Chairman	Chief Compliance Officer	Santa Monica, California

	Mark E. Mathiasen	Equity Strategy Investment
	Secretary	Sub-Adviser
Security Investors, LLC
New York, New York

Accounting Agent and Custodian
The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Equal Weight Enhanced Equity Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Blvd., Jersey City, NJ 07310; (866) 488-3559.

This report is sent to shareholders of Guggenheim Equal Weight Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by call the Fund at (866)274-2227.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866)274-2227, by visiting the Fund’s website at www.guggenheimfunds.com/geq or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/geq. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

GEQ l GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND SEMIANNUAL REPORT l 31

ABOUT THE FUND MANAGER

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Security Investors, LLC

Security Investors, LLC is a registered investment advisor, and does business as Security Global Investors (“SGI”)® and Rydex Investments. Security Investors, LLC is currently a subsidiary of Security Benefit Corporation which is wholly owned by Guggenheim SBC Holdings, LLC. a special purpose entity managed by an affiliate of Guggenheim Partners, LLC. For more than 20 years, SGI has been dedicated to helping investors and financial professionals navigate diverse market conditions with confidence. With approximately $20 billion in assets, SGI offers institutional investors and financial intermediaries a range of four investment competencies for building well-diversified portfolios; Alternative Assets and Strategies; Fundamental Active Alpha Strategies (Equity and Fixed-Income); Target Beta Strategies; and Exchange Traded products (ETFs).

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (02/12)	CEF - GEQ - SAR - 1211
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)    Not applicable.

(b)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Equal Weight Enhanced Equity Income Fund

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:        Kevin M. Robinson

Title:          Chief Executive Officer and Chief Legal Officer

Date:          March 5, 2012

By:             /s/ John Sullivan

Name:        John Sullivan

Title:          Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          March 5, 2012